                                                                  EXHIBIT (b)

                      CERTIFICATIONS PURSUANT TO SECTION 906 OF

                           THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of PowerShares Exchange-Traded Fund Trust (the "Registrant"), do hereby certify, to such officer's knowledge, that:

     (1) The Form N-CSR of the Registrant for the year ended April 30, 2006 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
           and
     (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 5, 2006

  /s/ H. Bruce Bond
--------------------------------
Name:  H. Bruce Bond

Title:  Chairman and Chief Executive Officer

Dated: July 5, 2006

  /s/ Bruce T. Duncan
--------------------------------
Name:  Bruce T. Duncan,

Title:  Chief Financial Officer

This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.